UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 23, 2003

                        COMDISCO HOLDING COMPANY, INC.
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            (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                       000-499-68                  54-2066534
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)

6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                          60018
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    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (847) 698-3000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

         On December 23, 2003, Comdisco Holding Company, Inc. (the "Company") issued a press release announcing its financial results for its fiscal year ended September 30, 2003. A copy of the press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 12 disclosure.

         The information in this Current Report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Current Report on Form 8-K, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMDISCO HOLDING COMPANY, INC.


Dated: December 24, 2003                    By: /s/ David S. Reynolds
                                                ------------------------------
                                            Name:   David S. Reynolds
                                            Title:  Senior Vice President and
                                                    Controller

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                                 EXHIBIT INDEX


Exhibit No.       Description
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    99.1          Press Release of Comdisco Holding Company, Inc., dated
                  December 23, 2003